The following is a Preliminary Term Sheet. All terms and statements are subject to change.

PRELIMINARY Term Sheet
INDB 2005-1

$[281,573,000] (Approximate)
INDYMAC INDB Mortgage Loan Trust 2005-1

IndyMac MBS, Inc. (Depositor)

September 2005

The analysis in this report is based on information provided by IndyMac Bank, F.S.B. (the “Seller”). The information contained herein regarding the underlying assets is preliminary as of the date hereof and supersedes any previous information delivered to you by DBSI. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus and Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Depositor. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials that may or may not be reflected herein. As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the certificates (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES SET FORTH IN THIS TERM SHEET WAS WRITTEN IN CONNECTION WITH THE PROMOTION AND MARKETING BY THE UNDERWRITERS OF THE OFFERED CERTIFICATES. SUCH DISCUSSION WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY PERSON FOR THE PURPOSE OF AVOIDING ANY U.S. FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON SUCH PERSON. EACH HOLDER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

PRELIMINARY TERM SHEET DATED: September 2005

IndyMac INDB

Mortgage Loan Trust 2005-1

$[281,573,000] (Approximate)

Subject to a +/- 10% variance

All Terms and Conditions are subject to change

Structure Overview(1)
Class	Approximate Size ($)	Type	WAL (yrs) to Maturity	Pass-Through Rate	Expected Ratings (Moody’s/S&P)
Offered Certificates
A-1	[219,545,910]	Super Senior	[2.09]	Variable(2)	[Aaa/AAA]
A-2	[24,393,990]	Senior Support	[2.09]	Variable(2)	[Aaa/AAA]
A-X	Notional(3)	Senior IO	NA	Variable(3)	[Aaa/AAA]
A-R	[100]	Residual	[0.09]	NA	[Aaa/AAA]
B-1	[15,743,000]	Subordinate	[4.58]	Variable(2)	[Aa2/AA]
B-2	[12,594,000]	Subordinate	[4.58]	Variable(2)	[A2/A]
B-3	[9,296,000]	Subordinate	[4.58]	Variable(2)	[Baa2/BBB]
Total Offered	$[281,573,000]
Non-Offered Certificates
B-4	[11,545,000]	Subordinate	Privately Offered	Variable(4)	[NR/BB]
B-5	[3,898,000]	Subordinate	Privately Offered	Variable(4)	[NR/B]
B-6	[2,848,697]	Subordinate	Privately Offered	Variable(4)	[NR/NR]
Deal Total	$[299,864,697]
(1) The Structure is preliminary and subject to change

(2) The Pass-Through Rate for the Class A-1, Class A-2, Class B-1, Class B-2 and Class B-3 Certificates (the “LIBOR Certificates”) will be a floating rate based One-Month LIBOR plus a specified margin subject to the Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Mortgage Loans). The Class A-1, Class A-2, Class B-1, Class B-2 and Class B-3 Certificates will also be entitled to receive certain cap payments as described under the Cap Contract section below.

(3) The Class A-X Certificates will be interest-only certificates and will bear interest on a notional balance which will be equal to the certificate balance of the LIBOR Certificates. The Pass-Through Rate for the Class A-X will be a per annum rate equal to the product of (a) the excess, if any, of the Net Mortgage Interest Rate for the related Distribution Date over the weighted average of the Class A-1 Pass-Through Rate, Class A-2 Pass-Through Rate, Class B-1 Pass-Through Rate, Class B-2 Pass-Through Rate, and Class B-3 Pass-Through Rate and (b) the actual number of days which have elapsed in the related Interest Accrual Period, divided by 30. The initial Pass-Through Rate for the Class A-X Certificates will be equal to [1.5646] %. Investors in the Class A-X Certificates should note that amounts payable to the Class A-X Certificates in respect of interest shall be reduced on any given Distribution Date by the amount of any Net Mortgage Interest Rate Carryover Amounts allocable to the Class A-1 and Class A-2 Certificates which remain outstanding on such Distribution Date after application of amounts received under their respective Cap Contracts as described herein.

(4) The Pass-Through Rate will be a variable rate equal to the Net Mortgage Interest Rate which is initially equal to [6.1713] %.

Transaction Overview

Certificates:

•   The Class A-1, Class A-2, Class A-X and Class A-R Certificates (together, the “Senior Certificates”) and the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates (together, the “Subordinate Certificates”).

,
Pricing Speed:	• 30% CPR

Seller:	• IndyMac Bank, F.S.B.

Master Servicer:	• IndyMac Bank, F.S.B.

Trustee:	• Deutsche Bank National Trust Company.

Cap Contract Counterparty:	• Bear Stearns Financial Products Inc.

Cut-off Date:	• September 1, 2005.

Closing Date:	• On or about September 21, 2005.

Investor Settlement Date:	• On or about September [21], 2005.

Legal Structure:	• REMIC.

Optional Call:	• 10% Cleanup Call.

Distribution Dates:	• 25th of each month, or next business day, commencing October 25, 2005.

Collateral:

•   The aggregate principal balance of the Mortgage Loans described herein is expected to be approximately $[299] million as of the Cut-Off Date. The Mortgage Loans are conventional, adjustable rate Six-Month LIBOR, One-Year LIBOR and One-Year CMT indexed mortgage loans with initial rate adjustments occurring two, three and five years after the date of origination (“Hybrid ARMS”). The Mortgage Loans are secured by first liens on one-to four-family residential properties. Approximately [86.26]% (by principal balance of the mortgage pool allow for payments of interest only for a term equal to the initial fixed period of the mortgage loans. After such interest only period, such mortgage loans will fully amortize over its remaining term. The remaining approximately [13.74]% of the mortgage pool fully amortize over their original term (generally 30 years).

•   Note: The information related to the Mortgage Loans described herein reflects preliminary information. It is expected that on or prior to the Closing Date, certain loans may be prepaid or otherwise deleted from the pool of Mortgage Loans and additional mortgage loans may be added to the pool of Mortgage Loans. The characteristics of the mortgage pool may vary from those reflected herein and the aggregate principal balance of the Mortgage Loans as of the Closing Date may be greater than or less than the aggregate principal balance of the Mortgage Loans presented herein by up to 10%. Consequently, the initial principal balance of the Offered Certificates may vary up to 10% from the amounts shown herein.

Senior Certificates	• The Class A-1, Class A-2, Class A-X, and Class A-R Certificates.

Subordinate Certificates	• The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

Transaction Overview

Interest Accrual Period:

•   The interest accrual period with respect to the LIBOR Certificates and a given Distribution Date will be the period beginning with the previous Distribution Date (or in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (calculated on an actual/360 day basis). The interest accrual period with respect to the Class A-X, Class B-4, Class B-5 and Class B-6 Certificates and a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (calculated on a 30/360 day basis).

Settlement:

•   The price to be paid for the Class A-X, Class B-4, Class B-5 and Class B-6 Certificates by investors who elect to purchase such Certificates on the Investor Settlement Date will include accrued interest from the Cut-off Date up to, but not including the Investor Settlement Date. The price to be paid for the LIBOR Certificates will not include accrued interest.

Credit Enhancement:

•   Credit enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. Subordination is expected to be [18.65]% +/- [1.00]% with respect to the Senior Certificates.

ERISA:

•   The Offered Certificates (other than the Class A-R Certificates) are expected to be ERISA eligible. Prospective investors should review with legal advisors as to whether the purchase and holding of the Senior Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the code or other similar laws.

Advances:

•   The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the Mortgage Loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments or recoveries on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

•
Compensating Interest:

•   On each Distribution Date, the Master Servicer is required to cover certain interest shortfalls as a result of certain prepayments as more fully described in the prospectus supplement up to an amount equal to the product of (i) 0.125%, (ii) one-twelfth and (iii) the aggregate principal balance of the Mortgage Loans as of the first day of the prior month.

Transaction Overview (Cont.)
Cashflow Description:

•   Distributions on the Certificates will be made on the 25th day of each month (or the next business day). The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

1.    Concurrently, to the Class A-1, Class A-2 and Class A-X, interest at a rate equal to their respective Pass-Through Rates (as described herein), on a pro rata basis; provided, however, that any interest distributable to the Class A-X Certificates will instead be distributed to the Class A-1 and Class A-2 Certificates, on a pro rata basis, up to an amount equal to the Net Mortgage Interest Rate Carryover Amounts allocable to the Class A-1 and Class A-2 Certificates for such Distribution Date and remaining unpaid after application of any amounts received under their respective Cap Contracts.

2.    Payments of principal, pro rata, to the Class A-1 and Class A-2 Certificates in an amount equal to the Senior Principal Distribution Amount until reduced to zero.

3.    Payments of interest and principal sequentially to the Class B Certificates in order of their numerical class designations, beginning with the Class B-1 Certificates, so that each such class shall receive (a) interest at a rate equal to their respective Pass-Through Rates and (b) such class’ allocable share of the Subordinated Principal Distribution Amount.

Senior Principal Distribution Amount:

•   The Senior Principal Distribution Amount is an amount generally equal to the sum of (i) the Senior Percentage of the principal portion of scheduled payments on the Mortgage Loans and (ii) the Senior Prepayment Percentage of prepayments and net liquidation proceeds in respect of the Mortgage Loans. The “Senior Percentage” is the percentage equivalent of a fraction the numerator of which is the aggregate Class Certificate Balance of the Senior Certificates and the denominator of which is the aggregate Class Certificate Balance of all classes of certificates.

Subordinated Principal Distribution Amount:

•   The Subordinated Principal Distribution Amount is an amount generally equal to the sum of (i) the Subordinated Percentage of the principal portion of scheduled payments on the Mortgage Loans and (ii) the Subordinated Prepayment Percentage of prepayments and net liquidation proceeds in respect of the Mortgage Loans. The “Subordinated Percentage” is equal to the difference between 100% and the Senior Percentage. The “Subordinated Prepayment Percentage” is equal to the difference between 100% and the Senior Prepayment Percentage.

Shifting Interest:

•   The Senior Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans on any Distribution Date during the first [five] years beginning on the first Distribution Date. Thereafter, the Senior Prepayment Percentage can be reduced to the Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the Subordinated Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the preceding 6 month period, as a percentage of the aggregate Class Certificate Balance of the subordinated certificates immediately prior to that Distribution Date does not equal or exceed 50% and (ii) cumulative realized losses incurred on the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50% of the aggregate Class Certificate Balance of the Subordinated Certificates as of the closing date for each test date.

•   Notwithstanding the foregoing, if after 3 years the current Subordinated Percentage is equal to two times the initial Subordinated Percentage and (i) the principal balance of Mortgage Loans 60 days or more delinquent, averaged over the preceding 6 month period, as a percentage of the aggregate Class Certificate Balance of the Subordinated Certificates immediately prior to that Distribution Date does not equal or exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed (a) on or prior to September, 2008, 20% or (b) after September, 2008, 30%, then the Senior Prepayment Percentage will equal the Senior Percentage.

•   If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the Subordinated Prepayment Percentage can be allocated to the Subordinate Certificates.

Transaction Overview (Cont.)

Net Mortgage Interest Rate Shortfall:

•   Because each Mortgage Loan has a mortgage rate that is initially fixed and then adjustable, and the rates on the Mortgage Loans will adjust based on Six-Month LIBOR, One-Year LIBOR and One-Year CMT after an initial period of two, three and five years following the date of origination, and the Pass-Through Rates on the Offered Certificates are based on one-month LIBOR, the application of the Net Mortgage Interest Rate could result in shortfalls of interest otherwise payable on those Certificates in certain periods. This may also occur if Six-Month LIBOR, One-Year LIBOR, One-Year CMT and One-Month LIBOR rise quickly since the Mortgage Loan adjustments are constrained by certain interim caps.

•   To mitigate the effect of such basis risk shortfalls, the LIBOR Certificates each will benefit from an interest rate cap. The notional schedules for each such interest rate cap are available below.

Net Mortgage Interest Rate Carryover Amount:

•   The Net Mortgage Interest Rate Carryover Amount for any Distribution Date and any Class of LIBOR Certificates is the excess of (i) the amount of interest such class would have accrued for such Distribution Date had the applicable Pass-Through Rate not been subject to the Net Mortgage Interest Rate, over (ii) the amount of interest such class of Certificates accrued for such Distribution Date based on the Net Mortgage Interest Rate, together with the unpaid portion of any such amounts from prior Distribution Dates (and accrued interest thereon at the then applicable Certificate Rate, without giving effect to the Net Mortgage Interest Rate). The ratings on each Class of Offered Certificates do not address the likelihood of the payment of any Net Mortgage Interest Rate Carryover Amount.

Cap Contract:

•   The Class A-1, Class A-2, Class B-1, Class B-2, and Class B-3 Certificates will each have the benefit of a separate interest rate cap contract. Each cap contract will function as follows:

•    With respect to each Distribution Date beginning with [November] 2005 Distribution Date to and including the [August] 2010 Distribution Date, the amount payable by the Cap Contract Counterparty will equal the product of (i) the excess (if any) of (x) the lesser of (A) One-Month LIBOR (as determined by the Cap Contract Counterparty) and (B) the respective Cap Ceiling for such Distribution Date over (y) the respective Cap Strike for such Distribution Date, (ii) the lesser of (x) the respective Class Cap Contract Notional Balance for such Distribution Date, and (y) the Class Certificate Balance of the respective Certificates immediately prior to that Distribution Date, and (iii) (x) the number of days in the related interest accrual period divided by (y) 360.

Allocation of Losses:

Realized Losses on the Mortgage Loans will be allocated to the most junior class of Subordinate Certificates outstanding beginning with the Class B-6 Certificates, until the Certificate Balance of the Subordinate Certificates has been reduced to zero. Thereafter, Realized Losses on the Mortgage Loans will be allocated first to the Class A-2 Certificates until the Certificate Balance of the Class A-2 Certificates has been reduced to zero and then to the Class A-1 Certificates until the Certificate Balance of the Class A-1 Certificates has been reduced to zero.

Preliminary Class A-1 Cap Schedule*

Period	Date	Notional Amount ($)	Cap Strike (%)	Cap Ceiling (%)	Period	Date	Notional Amount ($)	Cap Strike (%)	Cap Ceiling (%)
1	25-Nov-05	211,619,939.65	5.97210	10.28	50	25-Dec-09	1,556,247.05	6.02199	10.28
2	25-Dec-05	203,926,840.16	6.17109	10.28	51	25-Jan-10	1,510,513.03	5.82771	10.28
3	25-Jan-06	196,459,865.03	5.97195	10.28	52	25-Feb-10	1,466,122.16	5.82770	10.28
4	25-Feb-06	189,212,378.33	5.97187	10.28	53	25-Mar-10	1,423,035.01	6.45208	10.28
5	25-Mar-06	182,177,938.84	6.61163	10.28	54	25-Apr-10	1,381,213.31	5.82767	10.28
6	25-Apr-06	175,350,294.28	5.97171	10.28	55	25-May-10	1,340,619.91	6.02191	10.28
7	25-May-06	168,723,375.86	6.17069	10.28	56	25-Jun-10	1,301,218.77	5.82763	10.28
8	25-Jun-06	162,291,292.82	5.97156	10.28	57	25-Jul-10	1,262,974.87	6.02187	10.28
9	25-Jul-06	156,048,327.26	6.17053	10.28	58	25-Aug-10	982,313.54	5.81333	10.28
10	25-Aug-06	149,988,929.03	5.97140	10.28
11	25-Sep-06	144,107,710.83	5.97131	10.28
12	25-Oct-06	138,399,443.44	6.17027	10.28
13	25-Nov-06	132,859,051.10	5.97115	10.28
14	25-Dec-06	127,481,606.93	6.17010	10.28
15	25-Jan-07	122,262,328.68	5.97099	10.28
16	25-Feb-07	117,196,574.38	5.97090	10.28
17	25-Mar-07	112,279,838.30	6.61055	10.28
18	25-Apr-07	107,507,746.92	5.97073	10.28
19	25-May-07	102,876,055.06	6.16967	10.28
20	25-Jun-07	98,380,642.10	5.97056	10.28
21	25-Jul-07	94,017,508.38	6.16949	10.28
22	25-Aug-07	40,659,671.67	6.07897	10.28
23	25-Sep-07	20,945,432.96	5.86072	10.28
24	25-Oct-07	19,705,478.52	6.05605	10.28
25	25-Nov-07	18,511,132.28	5.86068	10.28
26	25-Dec-07	17,360,920.63	6.05601	10.28
27	25-Jan-08	16,253,415.18	5.86063	10.28
28	25-Feb-08	15,187,231.41	5.86061	10.28
29	25-Mar-08	14,161,027.32	6.26477	10.28
30	25-Apr-08	13,173,502.17	5.86057	10.28
31	25-May-08	12,223,395.26	6.05590	10.28
32	25-Jun-08	11,226,052.23	5.85757	10.28
33	25-Jul-08	10,285,919.80	6.05013	10.28
34	25-Aug-08	6,831,271.22	5.83739	10.28
35	25-Sep-08	2,911,996.95	5.82795	10.28
36	25-Oct-08	2,362,705.57	6.02220	10.28
37	25-Nov-08	2,293,289.82	5.82793	10.28
38	25-Dec-08	2,225,912.30	6.02217	10.28
39	25-Jan-09	2,160,513.17	5.82790	10.28
40	25-Feb-09	2,097,034.37	5.82788	10.28
41	25-Mar-09	2,035,419.56	6.45228	10.28
42	25-Apr-09	1,975,614.01	5.82785	10.28
43	25-May-09	1,917,564.63	6.02210	10.28
44	25-Jun-09	1,861,219.88	5.82782	10.28
45	25-Jul-09	1,806,529.71	6.02207	10.28
46	25-Aug-09	1,753,445.58	5.82779	10.28
47	25-Sep-09	1,701,920.33	5.82778	10.28
48	25-Oct-09	1,651,908.22	6.02202	10.28
49	25-Nov-09	1,603,364.83	5.82775	10.28

* Preliminary Cap Schedule is based on Preliminary Collateral and WAC amounts at the pricing speed. The Final Cap Schedule will be based on the final Collateral and WAC amounts at the pricing speed. The Preliminary Cap Schedule is indicative and subject to change.

Preliminary Class A-2 Cap Schedule*

Period	Date	Notional Amount ($)	Cap Strike (%)	Cap Ceiling (%)	Period	Date	Notional Amount ($)	Cap Strike (%)	Cap Ceiling (%)
1	25-Nov-05	23,513,326.63	5.97210	10.28	50	25-Dec-09	172,916.34	6.02199	10.28
2	25-Dec-05	22,658,537.80	6.17109	10.28	51	25-Jan-10	167,834.78	5.82771	10.28
3	25-Jan-06	21,828,873.89	5.97195	10.28	52	25-Feb-10	162,902.46	5.82770	10.28
4	25-Feb-06	21,023,597.59	5.97187	10.28	53	25-Mar-10	158,115.00	6.45208	10.28
5	25-Mar-06	20,241,993.20	6.61163	10.28	54	25-Apr-10	153,468.15	5.82767	10.28
6	25-Apr-06	19,483,366.03	5.97171	10.28	55	25-May-10	148,957.77	6.02191	10.28
7	25-May-06	18,747,041.76	6.17069	10.28	56	25-Jun-10	144,579.86	5.82763	10.28
8	25-Jun-06	18,032,365.87	5.97156	10.28	57	25-Jul-10	140,330.54	6.02187	10.28
9	25-Jul-06	17,338,703.03	6.17053	10.28	58	25-Aug-10	109,145.95	5.81333	10.28
10	25-Aug-06	16,665,436.56	5.97140	10.28
11	25-Sep-06	16,011,967.87	5.97131	10.28
12	25-Oct-06	15,377,715.94	6.17027	10.28
13	25-Nov-06	14,762,116.79	5.97115	10.28
14	25-Dec-06	14,164,622.99	6.17010	10.28
15	25-Jan-07	13,584,703.19	5.97099	10.28
16	25-Feb-07	13,021,841.60	5.97090	10.28
17	25-Mar-07	12,475,537.59	6.61055	10.28
18	25-Apr-07	11,945,305.21	5.97073	10.28
19	25-May-07	11,430,672.78	6.16967	10.28
20	25-Jun-07	10,931,182.46	5.97056	10.28
21	25-Jul-07	10,446,389.82	6.16949	10.28
22	25-Aug-07	4,517,741.30	6.07897	10.28
23	25-Sep-07	2,327,270.33	5.86072	10.28
24	25-Oct-07	2,189,497.61	6.05605	10.28
25	25-Nov-07	2,056,792.48	5.86068	10.28
26	25-Dec-07	1,928,991.18	6.05601	10.28
27	25-Jan-08	1,805,935.02	5.86063	10.28
28	25-Feb-08	1,687,470.16	5.86061	10.28
29	25-Mar-08	1,573,447.48	6.26477	10.28
30	25-Apr-08	1,463,722.46	5.86057	10.28
31	25-May-08	1,358,155.03	6.05590	10.28
32	25-Jun-08	1,247,339.14	5.85757	10.28
33	25-Jul-08	1,142,879.98	6.05013	10.28
34	25-Aug-08	759,030.14	5.83739	10.28
35	25-Sep-08	323,555.22	5.82795	10.28
36	25-Oct-08	262,522.84	6.02220	10.28
37	25-Nov-08	254,809.98	5.82793	10.28
38	25-Dec-08	247,323.59	6.02217	10.28
39	25-Jan-09	240,057.02	5.82790	10.28
40	25-Feb-09	233,003.82	5.82788	10.28
41	25-Mar-09	226,157.73	6.45228	10.28
42	25-Apr-09	219,512.67	5.82785	10.28
43	25-May-09	213,062.74	6.02210	10.28
44	25-Jun-09	206,802.21	5.82782	10.28
45	25-Jul-09	200,725.52	6.02207	10.28
46	25-Aug-09	194,827.29	5.82779	10.28
47	25-Sep-09	189,102.26	5.82778	10.28
48	25-Oct-09	183,545.36	6.02202	10.28
49	25-Nov-09	178,151.65	5.82775	10.28

* Preliminary Cap Schedule is based on Preliminary Collateral and WAC amounts at the pricing speed. The Final Cap Schedule will be based on the final Collateral and WAC amounts at the pricing speed. The Preliminary Cap Schedule is indicative and subject to change.

Preliminary Class B1 Cap Schedule*

Period	Date	Notional Amount ($)	Cap Strike (%)	Cap Ceiling (%)	Period	Date	Notional Amount ($)	Cap Strike (%)	Cap Ceiling (%)
1	25-Nov-05	15,741,323.86	5.69210	10.28	50	25-Dec-09	6,429,165.50	5.74199	10.28
2	25-Dec-05	15,739,637.55	5.89109	10.28	51	25-Jan-10	6,240,229.19	5.54771	10.28
3	25-Jan-06	15,737,941.01	5.69195	10.28	52	25-Feb-10	6,056,841.69	5.54770	10.28
4	25-Feb-06	15,736,234.17	5.69187	10.28	53	25-Mar-10	5,878,840.12	6.17208	10.28
5	25-Mar-06	15,734,516.97	6.33163	10.28	54	25-Apr-10	5,706,066.37	5.54767	10.28
6	25-Apr-06	15,732,789.34	5.69171	10.28	55	25-May-10	5,538,367.00	5.74191	10.28
7	25-May-06	15,731,051.24	5.89069	10.28	56	25-Jun-10	5,375,593.05	5.54763	10.28
8	25-Jun-06	15,729,302.58	5.69156	10.28	57	25-Jul-10	5,217,599.93	5.74187	10.28
9	25-Jul-06	15,727,543.30	5.89053	10.28	58	25-Aug-10	4,058,132.23	5.53333	10.28
10	25-Aug-06	15,725,773.35	5.69140	10.28
11	25-Sep-06	15,723,992.65	5.69131	10.28
12	25-Oct-06	15,722,201.14	5.89027	10.28
13	25-Nov-06	15,720,398.76	5.69115	10.28
14	25-Dec-06	15,718,585.43	5.89010	10.28
15	25-Jan-07	15,716,761.09	5.69099	10.28
16	25-Feb-07	15,714,925.67	5.69090	10.28
17	25-Mar-07	15,713,079.11	6.33055	10.28
18	25-Apr-07	15,711,221.34	5.69073	10.28
19	25-May-07	15,709,352.28	5.88967	10.28
20	25-Jun-07	15,707,471.88	5.69056	10.28
21	25-Jul-07	15,705,580.05	5.88949	10.28
22	25-Aug-07	15,703,676.74	5.79897	10.28
23	25-Sep-07	13,347,834.95	5.58072	10.28
24	25-Oct-07	13,151,263.09	5.77605	10.28
25	25-Nov-07	12,957,579.87	5.58068	10.28
26	25-Dec-07	12,766,742.90	5.77601	10.28
27	25-Jan-08	12,578,710.41	5.58063	10.28
28	25-Feb-08	12,393,441.23	5.58061	10.28
29	25-Mar-08	12,210,894.82	5.98477	10.28
30	25-Apr-08	12,031,031.22	5.58057	10.28
31	25-May-08	11,853,811.04	5.77590	10.28
32	25-Jun-08	11,663,332.23	5.57757	10.28
33	25-Jul-08	11,478,961.14	5.77013	10.28
34	25-Aug-08	10,785,713.31	5.55739	10.28
35	25-Sep-08	9,906,811.33	5.54795	10.28
36	25-Oct-08	9,760,805.76	5.74220	10.28
37	25-Nov-08	9,474,035.53	5.54793	10.28
38	25-Dec-08	9,195,685.59	5.74217	10.28
39	25-Jan-09	8,925,508.81	5.54790	10.28
40	25-Feb-09	8,663,265.31	5.54788	10.28
41	25-Mar-09	8,408,722.28	6.17228	10.28
42	25-Apr-09	8,161,653.69	5.54785	10.28
43	25-May-09	7,921,840.18	5.74210	10.28
44	25-Jun-09	7,689,068.81	5.54782	10.28
45	25-Jul-09	7,463,132.88	5.74207	10.28
46	25-Aug-09	7,243,831.78	5.54779	10.28
47	25-Sep-09	7,030,970.76	5.54778	10.28
48	25-Oct-09	6,824,360.80	5.74202	10.28
49	25-Nov-09	6,623,818.41	5.54775	10.28

* Preliminary Cap Schedule is based on Preliminary Collateral and WAC amounts at the pricing speed. The Final Cap Schedule will be based on the final Collateral and WAC amounts at the pricing speed. The Preliminary Cap Schedule is indicative and subject to change.

Preliminary Class B2 Cap Schedule*

Period	Date	Notional Amount ($)	Cap Strike (%)	Cap Ceiling (%)	Period	Date	Notional Amount ($)	Cap Strike (%)	Cap Ceiling (%)
1	25-Nov-05	12,592,659.13	5.69210	10.28	50	25-Dec-09	5,143,169.05	5.74199	10.28
2	25-Dec-05	12,591,310.13	5.89109	10.28	51	25-Jan-10	4,992,024.80	5.54771	10.28
3	25-Jan-06	12,589,952.93	5.69195	10.28	52	25-Feb-10	4,845,319.46	5.54770	10.28
4	25-Feb-06	12,588,587.51	5.69187	10.28	53	25-Mar-10	4,702,922.72	6.17208	10.28
5	25-Mar-06	12,587,213.79	6.33163	10.28	54	25-Apr-10	4,564,708.12	5.54767	10.28
6	25-Apr-06	12,585,831.74	5.69171	10.28	55	25-May-10	4,430,552.88	5.74191	10.28
7	25-May-06	12,584,441.29	5.89069	10.28	56	25-Jun-10	4,300,337.86	5.54763	10.28
8	25-Jun-06	12,583,042.41	5.69156	10.28	57	25-Jul-10	4,173,947.37	5.74187	10.28
9	25-Jul-06	12,581,635.03	5.89053	10.28	58	25-Aug-10	3,246,402.68	5.53333	10.28
10	25-Aug-06	12,580,219.12	5.69140	10.28
11	25-Sep-06	12,578,794.60	5.69131	10.28
12	25-Oct-06	12,577,361.44	5.89027	10.28
13	25-Nov-06	12,575,919.58	5.69115	10.28
14	25-Dec-06	12,574,468.96	5.89010	10.28
15	25-Jan-07	12,573,009.54	5.69099	10.28
16	25-Feb-07	12,571,541.25	5.69090	10.28
17	25-Mar-07	12,570,064.05	6.33055	10.28
18	25-Apr-07	12,568,577.88	5.69073	10.28
19	25-May-07	12,567,082.68	5.88967	10.28
20	25-Jun-07	12,565,578.41	5.69056	10.28
21	25-Jul-07	12,564,064.99	5.88949	10.28
22	25-Aug-07	12,562,542.39	5.79897	10.28
23	25-Sep-07	10,677,928.81	5.58072	10.28
24	25-Oct-07	10,520,676.32	5.77605	10.28
25	25-Nov-07	10,365,734.67	5.58068	10.28
26	25-Dec-07	10,213,069.94	5.77601	10.28
27	25-Jan-08	10,062,648.72	5.58063	10.28
28	25-Feb-08	9,914,438.09	5.58061	10.28
29	25-Mar-08	9,768,405.60	5.98477	10.28
30	25-Apr-08	9,624,519.29	5.58057	10.28
31	25-May-08	9,482,747.65	5.77590	10.28
32	25-Jun-08	9,330,369.44	5.57757	10.28
33	25-Jul-08	9,182,877.25	5.77013	10.28
34	25-Aug-08	8,628,296.60	5.55739	10.28
35	25-Sep-08	7,925,197.35	5.54795	10.28
36	25-Oct-08	7,808,396.60	5.74220	10.28
37	25-Nov-08	7,578,987.71	5.54793	10.28
38	25-Dec-08	7,356,314.83	5.74217	10.28
39	25-Jan-09	7,140,180.26	5.54790	10.28
40	25-Feb-09	6,930,392.13	5.54788	10.28
41	25-Mar-09	6,726,764.17	6.17228	10.28
42	25-Apr-09	6,529,115.58	5.54785	10.28
43	25-May-09	6,337,270.86	5.74210	10.28
44	25-Jun-09	6,151,059.68	5.54782	10.28
45	25-Jul-09	5,970,316.68	5.74207	10.28
46	25-Aug-09	5,794,881.37	5.54779	10.28
47	25-Sep-09	5,624,597.97	5.54778	10.28
48	25-Oct-09	5,459,315.25	5.74202	10.28
49	25-Nov-09	5,298,886.43	5.54775	10.28

* Preliminary Cap Schedule is based on Preliminary Collateral and WAC amounts at the pricing speed. The Final Cap Schedule will be based on the final Collateral and WAC amounts at the pricing speed. The Preliminary Cap Schedule is indicative and subject to change.

Preliminary Class B3 Cap Schedule*

Period	Date	Notional Amount ($)	Cap Strike (%)	Cap Ceiling (%)	Period	Date	Notional Amount ($)	Cap Strike (%)	Cap Ceiling (%)
1	25-Nov-05	9,295,010.27	5.69210	10.28	50	25-Dec-09	3,796,323.60	5.74199	10.28
2	25-Dec-05	9,294,014.53	5.89109	10.28	51	25-Jan-10	3,684,759.61	5.54771	10.28
3	25-Jan-06	9,293,012.74	5.69195	10.28	52	25-Feb-10	3,576,472.10	5.54770	10.28
4	25-Feb-06	9,292,004.88	5.69187	10.28	53	25-Mar-10	3,471,364.91	6.17208	10.28
5	25-Mar-06	9,290,990.90	6.33163	10.28	54	25-Apr-10	3,369,344.66	5.54767	10.28
6	25-Apr-06	9,289,970.76	5.69171	10.28	55	25-May-10	3,270,320.76	5.74191	10.28
7	25-May-06	9,288,944.44	5.89069	10.28	56	25-Jun-10	3,174,205.23	5.54763	10.28
8	25-Jun-06	9,287,911.88	5.69156	10.28	57	25-Jul-10	3,080,912.72	5.74187	10.28
9	25-Jul-06	9,286,873.06	5.89053	10.28	58	25-Aug-10	2,396,264.83	5.53333	10.28
10	25-Aug-06	9,285,827.93	5.69140	10.28
11	25-Sep-06	9,284,776.45	5.69131	10.28
12	25-Oct-06	9,283,718.59	5.89027	10.28
13	25-Nov-06	9,282,654.31	5.69115	10.28
14	25-Dec-06	9,281,583.57	5.89010	10.28
15	25-Jan-07	9,280,506.33	5.69099	10.28
16	25-Feb-07	9,279,422.54	5.69090	10.28
17	25-Mar-07	9,278,332.17	6.33055	10.28
18	25-Apr-07	9,277,235.19	5.69073	10.28
19	25-May-07	9,276,131.54	5.88967	10.28
20	25-Jun-07	9,275,021.19	5.69056	10.28
21	25-Jul-07	9,273,904.10	5.88949	10.28
22	25-Aug-07	9,272,780.22	5.79897	10.28
23	25-Sep-07	7,881,691.78	5.58072	10.28
24	25-Oct-07	7,765,619.11	5.77605	10.28
25	25-Nov-07	7,651,252.14	5.58068	10.28
26	25-Dec-07	7,538,565.84	5.77601	10.28
27	25-Jan-08	7,427,535.54	5.58063	10.28
28	25-Feb-08	7,318,136.93	5.58061	10.28
29	25-Mar-08	7,210,346.08	5.98477	10.28
30	25-Apr-08	7,104,139.38	5.58057	10.28
31	25-May-08	6,999,493.58	5.77590	10.28
32	25-Jun-08	6,887,018.76	5.57757	10.28
33	25-Jul-08	6,778,150.46	5.77013	10.28
34	25-Aug-08	6,368,798.25	5.55739	10.28
35	25-Sep-08	5,849,820.12	5.54795	10.28
36	25-Oct-08	5,763,606.07	5.74220	10.28
37	25-Nov-08	5,594,272.65	5.54793	10.28
38	25-Dec-08	5,429,911.28	5.74217	10.28
39	25-Jan-09	5,270,376.03	5.54790	10.28
40	25-Feb-09	5,115,525.27	5.54788	10.28
41	25-Mar-09	4,965,221.51	6.17228	10.28
42	25-Apr-09	4,819,331.30	5.54785	10.28
43	25-May-09	4,677,725.10	5.74210	10.28
44	25-Jun-09	4,540,277.18	5.54782	10.28
45	25-Jul-09	4,406,865.48	5.74207	10.28
46	25-Aug-09	4,277,371.55	5.54779	10.28
47	25-Sep-09	4,151,680.38	5.54778	10.28
48	25-Oct-09	4,029,680.37	5.74202	10.28
49	25-Nov-09	3,911,263.16	5.54775	10.28

* Preliminary Cap Schedule is based on Preliminary Collateral and WAC amounts at the pricing speed. The Final Cap Schedule will be based on the final Collateral and WAC amounts at the pricing speed. The Preliminary Cap Schedule is indicative and subject to change.

Aggregate Collateral Summary

			% by			Weighted
		Current	Current	Average	Weighted	Average
Product	Number of	Principal	Principal	Current	Average	Original	FICO
Type	Loans	Balance	Balance	Balance	Coupon	CLTV	Score
ARM - 2 Year/6 Month	181	$29,143,587.08	9.72%	161,014.29	7.60%	85.59%	692
ARM - 3 Year/6 Month	11	1,200,070.85	0.4	109,097.35	7.215	85.06	672
ARM - 5 Year/6 Month	16	3,647,081.34	1.22	227,942.58	6.662	80.14	692
ARM - 3 Year/1 Year	3	1,162,957.04	0.39	387,652.35	7.462	80	683
ARM - 5 Year/1 Year	29	6,013,276.60	2.01	207,354.37	6.563	73.99	668
Interest Only ARM-2 Year/6 Month	490	130,404,127.13	43.49	266,130.87	6.435	80.6	677
Interest Only ARM-3 Year/1 Year	48	13,258,630.28	4.42	276,221.46	6.337	81.36	679
Interest Only ARM-3 Year/6 Month	60	15,584,671.28	5.2	259,744.52	6.612	81.12	666
Interest Only ARM-5 Year/1 Year	269	70,425,517.90	23.49	261,804.90	6.398	78.82	667
Interest Only ARM-5 Year/6 Month	104	28,996,358.17	9.67	278,811.14	6.329	79.19	672
Total:	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675

			% by			Weighted
		Current	Current	Average	Weighted	Average
Mortgage	Number of	Principal	Principal	Current	Average	Original	FICO
Rate (%)	Loans	Balance	Balance	Balance	Coupon	CLTV	Score
4.000 - 4.499	1	$208,000.00	0.07%	208,000.00	4.38%	80.00%	678
4.500 - 4.999	3	833,920.00	0.28	277,973.33	4.781	79.99	680
5.000 - 5.499	50	15,441,674.73	5.15	308,833.49	5.243	79.19	696
5.500 - 5.999	208	60,241,662.97	20.09	289,623.38	5.755	78.25	674
6.000 - 6.499	294	79,267,814.77	26.44	269,618.42	6.215	78.76	669
6.500 - 6.999	294	73,313,228.17	24.45	249,364.72	6.678	80.86	673
7.000 - 7.499	128	28,727,907.82	9.58	224,436.78	7.183	82.07	680
7.500 - 7.999	90	17,303,975.76	5.77	192,266.40	7.678	84.82	684
8.000 - 8.499	68	13,873,537.85	4.63	204,022.62	8.231	84.38	671
8.500 - 8.999	48	7,029,983.57	2.34	146,457.99	8.674	88.92	684
9.000 - 9.499	19	3,012,569.17	1	158,556.27	9.121	87.81	704
9.500 - 9.999	6	262,675.86	0.09	43,779.31	9.612	90	646
10.500 - 10.999	1	59,327.00	0.02	59,327.00	10.625	95	731
11.500 - 11.999	1	260,000.00	0.09	260,000.00	11.5	80	644
Total:	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675
Minimum: 4.375
Maximum: 11.500
Weighted Average: 6.546

			% by			Weighted
Current		Current	Current	Average	Weighted	Average
Principal	Number of	Principal	Principal	Current	Average	Original	FICO
Balance ($)	Loans	Balance	Balance	Balance	Coupon	CLTV	Score
0.01 - 50,000.00	28	$1,095,670.57	0.37%	39,131.09	8.60%	87.87%	666
50,000.01 - 100,000.00	79	6,104,676.27	2.04	77,274.38	7.475	83.95	679
100,000.01 - 150,000.00	191	23,978,269.45	8	125,540.68	6.888	81.04	671
150,000.01 - 200,000.00	184	32,690,913.34	10.9	177,668.01	6.717	81.35	673
200,000.01 - 250,000.00	205	46,106,924.11	15.38	224,911.82	6.509	79.95	667
250,000.01 - 300,000.00	188	51,704,035.69	17.24	275,021.47	6.448	80.41	674
300,000.01 - 350,000.00	123	39,728,827.56	13.25	322,998.60	6.538	80.47	670
350,000.01 - 400,000.00	78	29,020,797.02	9.68	372,061.50	6.529	81.18	688
400,000.01 - 450,000.00	45	19,278,499.29	6.43	428,411.10	6.512	80.16	684
450,000.01 - 500,000.00	35	16,723,758.86	5.58	477,821.68	6.249	80.62	675
500,000.01 - 550,000.00	20	10,531,348.53	3.51	526,567.43	6.46	78.82	689
550,000.01 - 600,000.00	16	9,091,922.63	3.03	568,245.16	6.113	80.99	669
600,000.01 - 650,000.00	11	6,945,199.00	2.32	631,381.73	6.729	79.21	699
650,000.01 - 700,000.00	2	1,312,000.00	0.44	656,000.00	5.971	79.52	683
700,000.01 - 750,000.00	2	1,468,435.35	0.49	734,217.68	5.753	79.05	697
800,000.01 or greater	4	4,055,000.00	1.35	1,013,750.00	5.82	71.22	660
Total:	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675
Minimum: 23,850.00
Maximum: 1,250,000.00
Average: 247,593.95

			% by			Weighted
Original		Current	Current	Average	Weighted	Average
Principal	Number of	Principal	Principal	Current	Average	Original	FICO
Balance ($)	Loans	Balance	Balance	Balance	Coupon	CLTV	Score
0.01 - 50,000.00	28	$1,095,670.57	0.37%	39,131.09	8.60%	87.87%	666
50,000.01 - 100,000.00	79	6,104,676.27	2.04	77,274.38	7.475	83.95	679
100,000.01 - 150,000.00	191	23,978,269.45	8	125,540.68	6.888	81.04	671
150,000.01 - 200,000.00	184	32,690,913.34	10.9	177,668.01	6.717	81.35	673
200,000.01 - 250,000.00	205	46,106,924.11	15.38	224,911.82	6.509	79.95	667
250,000.01 - 300,000.00	188	51,704,035.69	17.24	275,021.47	6.448	80.41	674
300,000.01 - 350,000.00	123	39,728,827.56	13.25	322,998.60	6.538	80.47	670
350,000.01 - 400,000.00	78	29,020,797.02	9.68	372,061.50	6.529	81.18	688
400,000.01 - 450,000.00	45	19,278,499.29	6.43	428,411.10	6.512	80.16	684
450,000.01 - 500,000.00	35	16,723,758.86	5.58	477,821.68	6.249	80.62	675
500,000.01 - 550,000.00	20	10,531,348.53	3.51	526,567.43	6.46	78.82	689
550,000.01 - 600,000.00	16	9,091,922.63	3.03	568,245.16	6.113	80.99	669
600,000.01 - 650,000.00	11	6,945,199.00	2.32	631,381.73	6.729	79.21	699
650,000.01 - 700,000.00	2	1,312,000.00	0.44	656,000.00	5.971	79.52	683
700,000.01 - 750,000.00	2	1,468,435.35	0.49	734,217.68	5.753	79.05	697
800,000.01 or greater	4	4,055,000.00	1.35	1,013,750.00	5.82	71.22	660
Total:	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675
Minimum: 23,850.00
Maximum: 1,250,000.00
Average: 247,633.78
Total: 299,884,508.22

			% by			Weighted
Remaining		Current	Current	Average	Weighted	Average
Terms	Number of	Principal	Principal	Current	Average	Original	FICO
(mos.)	Loans	Balance	Balance	Balance	Coupon	CLTV	Score
349 - 360	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675
Total:	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675
Minimum: 352
Maximum: 360
Weighted Average: 358.63

			% by			Weighted
Original		Current	Current	Average	Weighted	Average
Terms	Number of	Principal	Principal	Current	Average	Original	FICO
(mos.)	Loans	Balance	Balance	Balance	Coupon	CLTV	Score
360	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675
Total:	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675
Minimum: 360
Maximum: 360
Weighted Average: 360.00

Original			% by			Weighted
Combined		Current	Current	Average	Weighted	Average
Loan-to-Value	Number of	Principal	Principal	Current	Average	Original	FICO
Ratio (%)	Loans	Balance	Balance	Balance	Coupon	CLTV	Score
Less than or equal to 30.00	1	$225,000.00	0.08%	225,000.00	5.75%	22.50%	671
35.01 - 40.00	1	116,000.00	0.04	116,000.00	6.25	36.25	637
40.01 - 45.00	4	888,000.00	0.3	222,000.00	5.99	42.41	661
45.01 - 50.00	1	212,000.00	0.07	212,000.00	6.25	46.59	635
50.01 - 55.00	3	492,000.00	0.16	164,000.00	5.959	53.15	660
55.01 - 60.00	3	610,800.00	0.2	203,600.00	5.699	59.31	631
60.01 - 65.00	18	5,727,874.03	1.91	318,215.22	6.005	64.13	661
65.01 - 70.00	28	7,600,368.65	2.53	271,441.74	6.323	68.83	663
70.01 - 75.00	33	10,640,740.21	3.55	322,446.67	6.41	73.95	673
75.01 - 80.00	871	224,936,523.15	75.02	258,250.89	6.394	79.85	675
80.01 - 85.00	29	6,903,795.12	2.3	238,061.90	6.552	84.38	671
85.01 - 90.00	170	29,919,405.64	9.98	175,996.50	7.765	89.82	680
90.01 - 95.00	48	11,364,026.81	3.79	236,750.56	6.997	94.96	694
95.01 - 100.00	1	199,744.06	0.07	199,744.06	8.25	100	655
Total:	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675
Minimum: 22.50
Maximum: 100.00
Weighted Average by Original Balance: 80.47
Weighted Average by Current Balance: 80.47

			% by			Weighted
		Current	Current	Average	Weighted	Average
	Number of	Principal	Principal	Current	Average	Original	FICO
Margin (%)	Loans	Balance	Balance	Balance	Coupon	CLTV	Score
2.750 - 2.999	465	$120,625,199.65	40.23%	259,409.03	6.37%	78.38%	666
3.000 - 3.249	9	3,076,088.42	1.03	341,787.60	5.64	80.3	725
3.250 - 3.499	7	1,787,114.62	0.6	255,302.09	5.896	83.73	725
3.500 - 3.749	7	2,273,344.32	0.76	324,763.47	5.902	82.7	700
3.750 - 3.999	16	4,379,273.21	1.46	273,704.58	6.554	88.87	720
4.000 - 4.249	24	6,193,363.24	2.07	258,056.80	6.221	82.93	703
4.250 - 4.499	22	4,821,214.82	1.61	219,146.13	5.967	79.65	702
4.500 - 4.749	20	5,582,237.09	1.86	279,111.85	6.202	80	714
4.750 - 4.999	21	4,468,007.33	1.49	212,762.25	6.421	79.5	700
5.000 - 5.249	22	4,528,800.16	1.51	205,854.55	6.696	80.88	705
5.250 - 5.499	187	53,272,891.54	17.77	284,881.77	6.231	81.42	666
5.500 - 5.749	104	24,847,245.24	8.29	238,915.82	6.328	80.62	664
5.750 - 5.999	141	36,801,015.81	12.27	261,000.11	7.148	81.8	683
6.000 - 6.249	83	19,410,277.97	6.47	233,858.77	7.605	83.02	688
6.250 - 6.499	49	4,727,797.36	1.58	96,485.66	8.177	86.5	675
6.500 - 6.749	28	2,156,855.04	0.72	77,030.54	8.626	87.95	681
6.750 - 6.999	4	302,927.85	0.1	75,731.96	7.65	84.04	712
7.250 - 7.499	2	582,624.00	0.19	291,312.00	6.707	80	680
Total:	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675
Minimum: 2.750
Maximum: 7.375
Weighted Average: 4.285

			% by			Weighted
		Current	Current	Average	Weighted	Average
	Number of	Principal	Principal	Current	Average	Original	FICO
Minimum Mortgage Rates (%)	Loans	Balance	Balance	Balance	Coupon	CLTV	Score
2.500 - 2.999	465	$120,625,199.65	40.23%	259,409.03	6.37%	78.38%	666
3.000 - 3.499	16	4,863,203.04	1.62	303,950.19	5.734	81.56	725
3.500 - 3.999	23	6,652,617.53	2.22	289,244.24	6.331	86.76	713
4.000 - 4.499	47	11,222,578.06	3.74	238,778.26	6.078	81.47	702
4.500 - 4.999	43	10,660,244.42	3.56	247,912.66	6.211	79.79	706
5.000 - 5.499	215	59,053,039.70	19.7	274,665.30	6.252	81.39	669
5.500 - 5.999	238	60,462,913.05	20.17	254,045.85	6.859	81.3	676
6.000 - 6.499	130	23,254,075.33	7.76	178,877.50	7.788	83.84	684
6.500 - 6.999	34	3,042,406.89	1.01	89,482.56	8.161	86.04	684
Total:	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675
Minimum: 2.750
Maximum: 6.875
Weighted Average: 4.279

			% by			Weighted
		Current	Current	Average	Weighted	Average
	Number of	Principal	Principal	Current	Average	Original	FICO
Maximum Mortgage Rates (%)	Loans	Balance	Balance	Balance	Coupon	CLTV	Score
10.000 - 10.499	1	$208,000.00	0.07%	208,000.00	4.38%	80.00%	678
10.500 - 10.999	4	1,143,239.81	0.38	285,809.95	4.975	78.32	676
11.000 - 11.499	33	10,060,198.66	3.36	304,854.50	5.273	79.22	689
11.500 - 11.999	169	50,012,024.97	16.68	295,929.14	5.753	77.97	668
12.000 - 12.499	271	75,142,784.69	25.06	277,279.65	6.138	78.64	667
12.500 - 12.999	302	77,060,671.17	25.7	255,167.79	6.563	80.82	674
13.000 - 13.499	168	38,234,413.97	12.75	227,585.80	6.949	81.54	686
13.500 - 13.999	120	23,476,850.95	7.83	195,640.42	7.41	83.48	691
14.000 - 14.499	68	13,873,537.85	4.63	204,022.62	8.231	84.38	671
14.500 - 14.999	48	7,029,983.57	2.34	146,457.99	8.674	88.92	684
15.000 - 15.499	19	3,012,569.17	1	158,556.27	9.121	87.81	704
15.500 - 15.999	6	262,675.86	0.09	43,779.31	9.612	90	646
16.500 - 16.999	1	59,327.00	0.02	59,327.00	10.625	95	731
17.500 - 17.999	1	260,000.00	0.09	260,000.00	11.5	80	644
Total:	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675
Minimum: 10.375
Maximum: 17.500
Weighted Average: 12.649

			% by			Weighted
		Current	Current	Average	Weighted	Average
	Number of	Principal	Principal	Current	Average	Original	FICO
Initial Periodic Cap (%)	Loans	Balance	Balance	Balance	Coupon	CLTV	Score
3	793	$190,754,043.66	63.62%	240,547.34	6.63%	81.48%	679
5	418	109,082,234.01	36.38	260,962.28	6.398	78.69	669
Total:	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675
Minimum: 3.000
Maximum: 5.000
Weighted Average: 3.728

			% by			Weighted
		Current	Current	Average	Weighted	Average
	Number of	Principal	Principal	Current	Average	Original	FICO
Periodic Cap (%)	Loans	Balance	Balance	Balance	Coupon	CLTV	Score
1	862	$208,975,895.85	69.70%	242,431.43	6.60%	81.16%	678
2	349	90,860,381.82	30.3	260,344.93	6.414	78.88	669
Total:	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675
Minimum: 1.000
Maximum: 2.000

Weighted Average: 1.303

			% by			Weighted
		Current	Current	Average	Weighted	Average
	Number of	Principal	Principal	Current	Average	Original	FICO
Next Rate Adjustment Date	Loans	Balance	Balance	Balance	Coupon	CLTV	Score
2007-04	7	$1,578,800.00	0.53%	225,542.86	5.72%	80.00%	644
2007-05	22	6,140,478.59	2.05	279,112.66	6.06	82.2	653
2007-06	40	10,964,481.72	3.66	274,112.04	5.985	81.13	692
2007-07	236	59,610,377.04	19.88	252,586.34	6.446	81.04	691
2007-08	223	50,570,463.86	16.87	226,773.38	6.931	81.17	669
2007-09	143	30,683,113.00	10.23	214,567.22	6.972	83.06	677
2008-04	2	456,223.61	0.15	228,111.81	6.803	95	778
2008-05	10	2,893,296.39	0.96	289,329.64	6.061	81.61	679
2008-06	6	1,376,675.00	0.46	229,445.83	7.064	84.85	663
2008-07	28	7,177,100.65	2.39	256,325.02	6.398	81.48	681
2008-08	53	13,767,628.80	4.59	259,766.58	6.684	81.01	667
2008-09	23	5,535,405.00	1.85	240,669.78	6.519	79.78	664
2010-01	1	397,831.98	0.13	397,831.98	7	95	768
2010-04	2	701,796.98	0.23	350,898.49	6.784	84.75	720
2010-05	4	1,042,814.49	0.35	260,703.62	5.825	76.3	705
2010-06	13	3,128,270.48	1.04	240,636.19	6.74	85.56	708
2010-07	101	27,079,290.99	9.03	268,111.79	6.36	79.16	663
2010-08	213	55,976,584.09	18.67	262,800.86	6.39	79.06	671
2010-09	84	20,755,645.00	6.92	247,091.01	6.421	75.68	661
Total:	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675
Minimum: 2007-04-01
Maximum: 2010-09-01
Weighted Average: 2008-09-29

			% by			Weighted
Geographic		Current	Current	Average	Weighted	Average
Distribution	Number of	Principal	Principal	Current	Average	Original	FICO
by State	Loans	Balance	Balance	Balance	Coupon	CLTV	Score
California	326	$106,895,235.27	35.65%	327,899.49	6.31%	78.74%	682
Florida	150	31,225,583.94	10.41	208,170.56	7.023	82.68	675
Virginia	95	30,024,824.23	10.01	316,050.78	6.698	80.81	665
New York	55	17,397,651.04	5.8	316,320.93	6.598	80.99	681
Maryland	64	14,834,913.68	4.95	231,795.53	6.592	82.83	659
Illinois	48	9,572,541.05	3.19	199,427.94	6.519	80.92	694
New Jersey	34	9,481,010.91	3.16	278,853.26	6.412	80.97	668
Georgia	60	9,323,525.64	3.11	155,392.09	6.772	81.88	660
Nevada	38	9,044,706.94	3.02	238,018.60	6.467	82	685
Colorado	43	8,178,150.57	2.73	190,189.55	6.291	80.24	663
Arizona	33	6,905,751.84	2.3	209,265.21	6.807	82.71	671
Texas	35	5,689,571.41	1.9	162,559.18	6.727	81.45	684
Washington	20	5,263,344.12	1.76	263,167.21	6.306	80.94	684
Ohio	34	4,988,330.87	1.66	146,715.61	6.787	80.68	665
Minnesota	21	4,237,535.57	1.41	201,787.41	6.211	77.56	662
Other	155	26,773,600.59	8.93	172,732.91	6.74	81	669
Total:	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675
Number of States Represented: 45

			% by			Weighted
		Current	Current	Average	Weighted	Average
	Number of	Principal	Principal	Current	Average	Original	FICO
Occupancy	Loans	Balance	Balance	Balance	Coupon	CLTV	Score
Primary	974	$256,553,123.35	85.56%	263,401.56	6.37%	80.01%	672
Investment	223	39,446,553.86	13.16	176,890.38	7.657	83.55	693
Second Home	14	3,836,600.46	1.28	274,042.89	6.778	79.65	671
Total:	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675

			% by			Weighted
		Current	Current	Average	Weighted	Average
Property	Number of	Principal	Principal	Current	Average	Original	FICO
Type	Loans	Balance	Balance	Balance	Coupon	CLTV	Score
Single Family Residence	682	$163,148,783.51	54.41%	239,221.09	6.57%	80.62%	672
Planned Unit Development	242	65,323,536.51	21.79	269,931.97	6.432	81.25	672
Condo	175	42,459,080.21	14.16	242,623.32	6.508	80.17	684
2-4 Family	75	21,727,196.45	7.25	289,695.95	6.795	78.22	694
Townhouse	37	7,177,680.99	2.39	193,991.38	6.506	78.49	661
Total:	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675

			% by			Weighted
		Current	Current	Average	Weighted	Average
Loan	Number of	Principal	Principal	Current	Average	Original	FICO
Purpose	Loans	Balance	Balance	Balance	Coupon	CLTV	Score
Purchase	848	$208,902,909.04	69.67%	246,347.77	6.57%	81.29%	681
Refinance - Cashout	306	76,017,201.40	25.35	248,422.23	6.565	78.72	662
Refinance - Rate Term	57	14,916,167.23	4.97	261,687.14	6.094	77.92	659
Total:	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675

			% by			Weighted
		Current	Current	Average	Weighted	Average
	Number of	Principal	Principal	Current	Average	Original	FICO
Documentation Level	Loans	Balance	Balance	Balance	Coupon	CLTV	Score
Stated Documentation	586	$145,130,405.03	48.40%	247,662.81	6.77%	80.41%	679
Full Documentation	474	111,693,337.39	37.25	235,639.95	6.248	81.38	667
NINA	61	17,799,391.19	5.94	291,793.30	6.231	77.33	697
No Documentation	46	11,978,540.40	4	260,403.05	7.129	76.07	672
NO Ratio	24	6,734,423.88	2.25	280,601.00	6.662	83.92	676
Limited Documentation	20	6,500,179.78	2.17	325,008.99	6.342	79.16	670
Total:	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675

			% by			Weighted
		Current	Current	Average	Weighted	Average
FICO	Number of	Principal	Principal	Current	Average	Original	FICO
Score	Loans	Balance	Balance	Balance	Coupon	CLTV	Score
575 - 599	2	$421,000.00	0.14%	210,500.00	5.80%	75.12%	594
600 - 624	62	14,237,898.08	4.75	229,643.52	6.431	80.57	616
625 - 649	278	63,032,302.19	21.02	226,734.90	6.714	80.83	639
650 - 674	417	105,836,601.95	35.3	253,804.80	6.428	78.69	660
675 - 699	178	46,690,639.99	15.57	262,306.97	6.483	81.68	687
700 - 724	126	30,488,332.49	10.17	241,970.89	6.644	81.7	712
725 - 749	72	19,146,380.63	6.39	265,921.95	6.624	82.28	736
750 - 774	56	15,456,352.34	5.15	276,006.29	6.732	82.29	760
775 - 799	19	4,419,690.01	1.47	232,615.26	6.422	82.46	785
800 or greater	1	107,079.99	0.04	107,079.99	7.25	80	808
Total:	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675
Minimum: 594
Maximum: 808
Weighted Average: 675.1
% UPB missing FICOs: 0.0

			% by			Weighted
Prepayment		Current	Current	Average	Weighted	Average
Penalty	Number of	Principal	Principal	Current	Average	Original	FICO
Months	Loans	Balance	Balance	Balance	Coupon	CLTV	Score
0	437	$109,283,291.44	36.45%	250,076.18	6.72%	80.48%	675
12	54	14,492,305.94	4.83	268,376.04	6.79	80.85	668
24	449	108,913,080.51	36.32	242,568.11	6.441	80.94	680
36	271	67,147,599.78	22.39	247,777.12	6.389	79.6	668
Total:	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675
Non-zero Weighted Average Prepay Penalty Term: 27

			% by			Weighted
		Current	Current	Average	Weighted	Average
	Number of	Principal	Principal	Current	Average	Original	FICO
Lien	Loans	Balance	Balance	Balance	Coupon	CLTV	Score
1st Lien	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675
Total:	1,211	$299,836,277.67	100.00%	247,593.95	6.55%	80.47%	675

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